Exhibit 99.3
THE SOLEXA
UNAPPROVED COMPANY SHARE OPTION PLAN
Adopted by the Company on 23rd January 2001
CMS Cameron McKenna
Mitre House, 160 Aldersgate Street, London, EC1A 4DD
Telephone: +44(0)20 7367 3000 Fax: +44(0)20 7367 2000
CDE Box 724
Doc.Ref: 51637401.04

(i)

THE RULES OF THE SOLEXA
UNAPPROVED COMPANY SHARE OPTION PLAN
1.	Definitions

1.1	In this Plan the words and expressions set out below shall have the meanings specified against then unless otherwise specifically provided and any reference to a provision of an Act of Parliament shall include any modification, consolidation, re-enactment or extension of it.

“Acquiring Company”	a company which obtains control of the Company in accordance with Rule 6.5

“the Auditors”	the auditors (acting as experts not arbitrators) for the time being of the Company or in the event of there being joint auditors such one of them as the Directors shall select;

“the Company”	Solexa Limited;

“Conditional Exercise Notice”	a notice in the form set out in Schedule 1 to these rules or in such other form as the Directors may determine;

“Control”	the meaning given to that expression by Section 840 of the Taxes Act;

“Date of Adoption”	the date of the adoption of this Plan by the Company;

“Date of Announcement”	the date on which the Company makes an announcement of its results for the last preceding financial year, half year or other period;

“Date of Grant”	the date upon which the Directors issue an Option Certificate in accordance with Rule 2.3;

“Directors”	the directors for the time being of the Company or the directors present at a duly convened meeting of the board of directors or of a duly appointed committee of the board of directors at which a quorum is present including, without limiting the generality of the foregoing, the Remuneration Committee;

“Eligible Employee”	any person who at the Date of Grant, is either a director of the Company and/or any Subsidiary and is required to devote to his duties not less than 25 hours per week (excluding meal breaks), or any employee of the Company and/or any Subsidiary who is not a director;

“Employees’ Share Scheme”	any employees’ share scheme within the meaning of Section 743 of the Companies Act 1985;

“Exercise Condition”	an objective condition precedent to the exercise of an Option imposed in accordance with Rule 2.2;

“Exchange”	the grant of an Option (“a New Option”) in consideration for the release of any option over shares in another company (“the Target Company”) granted under another discretionary share option scheme in circumstances where the Company or any Subsidiary obtains Control of the Target Company or becomes bound or entitled to acquire shares in the Target Company under sections 428 to 430F of the Companies Act 1985;

“Group Member”	a Participating Company or a body corporate which is (within the meaning of Section 736 of the Companies Act 1985) the Company’s holding company or a Subsidiary of the Company’s holding company or any other body corporate nominated by the Board for this purpose which is not under the Control of any single person, but is under the Control of two or more persons, one of whom being the Company or the Company’s holding company and in relation to which the Company, or as the case may be, the Company’s holding company is able (whether directly or indirectly) to exercise 20% or more of its equity voting rights;

“Issue of Re-organisation”	any capitalisation, consolidation or sub-division or reduction of share capital in the Company and/or any other variation in the share capital of the Company which in the opinion of the Directors justifies a variation in the number of shares subject to an Option and/or the Option Price pursuant to that Option;

“Market Value”	such value per share, in relation to which an Option is to be granted, as the Company may consider to be the market value thereof on the day preceding the relevant Date of Grant and determined in accordance with Part VIII of the Taxation of Chargeable Gains Act 1992;

“Option”	a right granted to acquire Shares in the Company;

“Option Certificate”	a certificate issued to an Option Holder in accordance with Rule 2.3;

“Option Holder”	a person holding an Option;

“Option Price”	the acquisition price for a Share comprised in any Option which shall be determined by the Directors and, subject to Rule 7, shall be not less than the higher of:-

(i) in the case of an option to acquire Shares by subscription the nominal value of a Share; and

(ii) subject to (i) above and Rule 7 the Market Value of a Share;

(iii) subject to (i) above such other value as the Directors in their absolute discretion may determine;

“Participating Company”	the Company and any Subsidiary which is for the time being nominated by the Directors to be a company participating in this Plan;

“this Plan”	the Solexa Unapproved Company Share Option Plan established by these Rules in its present form or as from time to time amended in accordance with the provisions hereof;

“Redundancy”	dismissal by reason of redundancy for the purposes of Part XI of the Employment Rights Act 1996 and the term Redundant shall be construed accordingly;

“the Remuneration Committee”	The remuneration committee of the board of Directors;

“Retirement”	retirement by an Eligible Employee on reaching the age of 65 or such other date at which it is agreed with the Group Member by which he is employed that such Eligible Employee may retire;

“Shares”	ordinary shares in the Company of 0.25 pence each or as the context may require shares for the time being representing the same whether in consequence of any Issue or Reorganisation or otherwise;

“Sale”	the acquisition by any person or by persons who in relation to each other are connected persons or acting in concert within the meaning of the City Code of such number of shares in the Company as confer in aggregate more than 50% of the total voting rights conferred by all the shares in the capital of the Company for the time being in issue and conferring the right to vote at all general meetings of the Company and a Sale shall be treated as having taken place when an unconditional legally binding agreement for the Sale has been signed or when a conditional legally binding agreement for the Sale becomes unconditional;

“Subsidiary”	a company which is both under the Control of the Company and which is a subsidiary of the Company within the meaning of Section 736 of the Companies Act 1985;

“Vest”	the time when an Option Holder can exercise the Option over a specified percentage of Shares subject to Rules 3.1 and 4.1 and the terms “Vested” and

“Vesting” shall be construed accordingly provided always that on the cessation of an Option Holder’s employment he shall continue to have a right of exercise to the extent that the Option has vested at that date;

“the Taxes Act”	the Income and Corporation Taxes Act 1988;

“Year of Assessment”	a fiscal year from 6th April to 5th April;

1.2	In these Rules unless the context otherwise requires words denoting the singular number shall include the plural number and words denoting the masculine gender shall include the feminisn gender.

2.	Participation

2.1	The Directors may, on such dates as they shall determine grant Options to such Eligible Employees as they may in their absolute discretion select. No Eligible Employee shall be entitled as of right to participate in this Plan. In determining the extent of participation of an Eligible Employee the Directors shall be subject to the limits contained in Rule 3.

2.2	The Directors may impose an Exercise Condition which has been approved by the majority of the shareholders of the Company on any Option which they grant preventing its exercise unless such condition has been complied with. If, after the Directors have imposed an Exercise Condition, events happen which cause them to consider that it is no longer appropriate they may vary the Exercise Condition provided always that any such amendment may only be one which the Directors reasonably consider will result in a fairer measure of the performance of the job of the Option Holder, will ensure that this Plan operates more effectively in the achievement of its purpose of providing share benefits for employees who contribute to the prosperity of the Company, and will be no more difficult to satisfy than would have been the case if there had been no such amendment.

2.3	The Directors shall grant Options by resolution. As soon as practicable thereafter, the Directors shall issue in respect of each Option granted as aforesaid an Option Certificate given under seal or executed as a deed. The date of issuing such Option Certificate given under seal or executed as a deed shall be taken for all purposes of this Plan as the Date of Grant in respect of the relevant Option. No payment to the Company shall be requited on the grant of an Option. The Option Certificate shall be such form as the Directors shall from time to time determine and shall specify the number of Shares comprised in the Option, the Date of Grant, any Exercise Condition and the Option Price.

2.4	Any Eligible Employee to whom an Option is granted may by notice given in writing renounce his rights thereto or otherwise release his Option in whole or in part, in which event such Option shall be deemed for all purposes never to have been granted to the extent of such renunciation or release and the Company will provide the Option Holder with a balance option certificate in respect of that part of the Option which has not been renounced or released as the case may be.

2.5	Each Option shall be personal to the Option Holder to whom it is granted and other than a transfer to the Option Holder’s personal representatives on death shall not be transferable, assignable or chargeable. Any other purported transfer, assignment, charge, disposal or dealing with the rights and interests of the Option Holder under this Plan shall reader the Option void.

2.6	The aggregate number of shares which may be issued on the exercise of Options granted on any day in the period of 10 years commencing on the Date of Adoption shall not, when added to the aggregate of:-
2.6.1	the total number of shares issued or remaining issuable in respect of Options granted under this Plan in the 10 years preceding that day; and

2.6.2	the total number of shares issued or remaining issuable in respect of any other employee share scheme adopted by the Company or any Subsidiary or in respect of an Exchange in the 10 years preceding that day, exceed such number as represents 25% of the issued ordinary share capital of the Company immediately prior to that day.

2.7	In applying the limits contained in Rules 2.6 no account will be taken of shares subject to an option or Option which, as regards any right to acquire such shares has lapsed or been released, surrendered or cancelled.

2.8	No Options shall in any event be granted or otherwise offered more than 10 years after the Date of Adoption.

3.	Right to exercise options

3.1	Subject to the provisions of Rules 3.2, 3.3, 5 and 6 an Option shall be capable of being exercised to the extent that it has Vested in accordance with the provisions of the Option Certificate before the tenth anniversary of its Date of Grant provided that any relevant Exercise Condition has been satisfied, unless the Rules provide otherwise.

3.2	If an Option Holder ceases to be a director or employee of a Group Member (otherwise than by reason of his death), the Option may be exercised before the tenth anniversary of the Date of Grant pursuant to Rule 3.1 above to the extent that it has Vested at the date of cessation and to the extent that the Option has not Vested it shall lapse, unless there has been a breach by the Option Holder of the Option Holder’s employment contract or any confidentiality agreement between the Option Holder and any Group Member, in which event the Option may not be exercised at all and shall lapse in its entirety on the earlier of the date of cessation of employment or the date of the breach.

An Option Holder shall not be treated for the purposes of Rule 3.2 above as ceasing to be a director or employee of a Group Member until such time as he is no longer a director or employee of any Group Member.

3.3	If an Option Holder dies before exercising an Option granted to him under this Plan at a time when he is otherwise entitled to exercise the Option, the Option may to the extent it has Vested be exercised by his personal representatives within 12 months after the date of his death or within such longer period as the directors may in their absolute discretion allow and to the extent that the Option has not Vested it shall lapse.

3.4	Notwithstanding any other provision of this Plan, an Option granted under this Plan may not be exercised after the expiry of the period of 10 years (or such shorter period as the Directors may have determined before the grant thereof) beginning with the Date of Grant.

4.	Exercise of options

4.1	Options may be exercised in whole or in part.

4.2	The exercise of any Option granted under this Plan shall be effected by giving notice to the Company and otherwise in such form and manner as the Directors may from time to time prescribe and, unless the Directors determine otherwise, any such notice shall have effect only on receipt by the Company, together with the appropriate payment.

4.3	Subject to Rule 4.4 below, within 30 days after an Option under this Plan has been exercised by any person, the Directors on behalf of the Company shall allot to him (or his nominee) or, as appropriate, procure the transfer to him (or his nominee) of the number of Shares in respect of which the Option has been exercised, provided that, for the avoidance of doubt, where Shares are so allotted or transferred to a nominee, the beneficial interest in them must vest in the person who exercised the Option.

4.4	All Shares allotted under this Plan shall rank pari passu in all respects with the Shares of the same class for the time being in issue save as regards any rights attaching to such Shares by reference to a record date prior to the date of the allotment, and in the case of the transfer of existing Shares, the transferee shall not acquire any rights attaching to such shares by reference to a record date prior to the date of the transfer.

4.5	The personal representatives of a deceased Option Holder may not exercise an Option if the Option Holder was precluded from doing so at the time of his death.

4.6	The allotment or transfer of any Shares under this Plan shall be subject to obtaining any approval or consent mentioned in Rule 10.4 below.

4.7	In the event of a partial exercise, the Company shall, within 30 days of the partial exercise, issue to the Option Holder a new option certificate showing the balance of the Option and a new form of exercise of that balance.

5.	Take-overs, reconstructions and winding-up

5.1	If any application is made to the Court under section 425(1) of the Companies Act 1985 a meeting in relation to a proposed compromise or arrangement for the purposes of or in connection with a scheme for the reconstruction of the Company or its amalgamation with any other company or companies, the Directors may permit any Option granted under this Plan, subject to compliance with any Exercise Condition and to Rules 3.2, 3.3, and 3.4 above, to be exercised until the time of the meeting, such exercise being conditional upon the Court sanctioning such compromise or arrangement.

5.2	If any person becomes bound or entitled to acquire shares in the Company under sections 428 to 430F of the Companies Act 1985, or if under section 425 of that Act the Court sanctions a compromise or arrangement proposed for the purposes of or in connection with a scheme for the reconstruction of the Company or its amalgamation with any other company or companies, or if the Company passes a resolution for voluntary winding up, or if an order is made for the compulsory winding up of the Company, the Directors shall forthwith notify every Option Holder (or as the case may be his personal representatives) thereof and any Option granted under this Plan may, subject to Rules 3.2, 3.3, and 3.4 above and (in any case where any person becomes bound or entitled to acquire shares in the Company under sections 428 to 430F of the Companies Act 1985) to compliance with any Exercise Condition, be exercised within one month of such notification, but to the extent that it is not exercised within that period shall (notwithstanding any other provision of this Plan and notwithstanding that such Option did not become exercisable during the period) lapse on the expiry thereof.

5.3	If an Acquiring Company:-
5.3.1	obtains Control of the Company as a result of making:

5.3.1.1	a general offer or otherwise to acquire the whole of the issued ordinary share capital of the Company which is made on a condition such that if it is satisfied the person making the offer will have Control of the Company, or

5.3.1.2	a general offer or otherwise to acquire all the shares in the Company which are of the same class as the Shares which may be acquired by the exercise of Options granted under this Plan, or

5.3.2	obtains Control of the Company in pursuance of a compromise or arrangement sanctioned by the court under section 425 of the Companies Act 1985, or

5.3.3	becomes bound or entitled to acquire shares in the Company under sections 428 to 430F of that Act, any Option Holder may at any time within such period as the Acquiring Company shall specify, by agreement with the Acquiring Company, release any Option granted under this Plan which has not lapsed (“the Old Option”) in consideration of the grant to him of an option (“the New Option”) which is equivalent to the Old Option but relates to shares in a different company (whether the Acquiring Company itself or some other company).

5.4	The New Option shall be regarded for the purposes of Rule 5.3 above as equivalent to the Old Option, but so that the provisions of this Plan shall for this purpose be construed as if:
5.4.1	the New Option were an option granted under this Plan at the same time as the Old Option;

5.4.2	except for the purposes of the definitions of “Group Member”, “Participating Company” and “Subsidiary” in Rule 1.1 above and the reference to “the Directors” in Rule 3.4 above, the expression “the Company” were defined as “a company whose shares may be acquires by the exercise of Options granted under this Plan;

5.4.3	Rule 11.2 below were omitted; and

5.4.4	all Exercise Conditions have been satisfied.
5.5	In the event that a New Option is granted pursuant to Rule 5.4 above and the Option Holder is made Redundant within twelve months of the Acquiring Company obtaining Control of the Company the Option Holder may exercise any Option held by him in full within twelve months of ceasing to be a director or employee of a Group Member.

5.6	In the event that an Acquiring Company does not agree to the release of Old Options and the grant of New Options pursuant to Rule 5.3 above and otherwise on terms which, in their absolute discretion, are acceptable to the Directors, every Option Holder shall be entitled to exercise any Option granted up to a maximum of 50% of the total number of Shares under Option in addition to the Shares which may be acquired pursuant to Rule 6 below but provided that the total number of Shares which may be acquired pursuant to Rules 5.6 and 6 shall not exceed the total number of Shares which are the subject of any Option granted.

6.	Exercise of the Option — Sale

6.1	Subject to Rules 3.1 and 10.4 in the event of a Sale the Option may be exercised in accordance with the following provisions of this Rule 6 immediately before the Sale and only if the Option Holder agrees immediately to sell all the Shares acquired as a result of the exercise of the Option to the Purchaser at the same price per Share as is accepted by the other shareholders of the Company and insofar as the Option is not exercised in full it shall lapse and cease to be exercisable immediately after the Sale takes place.

6.2	An Option granted under this Plan may be exercised pursuant to this Rule 6 to the extent that it has Vested (including in addition any further proportion which is exercisable by virtue of Rule 5.6), within six months (or such longer period as the Directors may permit) of such notification.

6.3	The Directors shall give notice in writing to the Option Holders before a Sale takes place specifying:
6.3.1	that negotiations are proceeding for a Sale;

6.3.2	details of the price per share which the prospective purchaser is offering at the time the notice is given;

6.3.3	the period during which the Option must be exercised;

6.3.4	whether the Acquiring Company will provide a New Option as provided in Rules 5.3 and 5.4; and

6.3.5	the number of shares over which the Option Holder may exercise the Option pursuant to Rule 6.2.
6.4	Any notice given by the Directors to the Option Holders in accordance with Rule 6.3 shall be given in sufficient time before a binding agreement for the Sale (whether conditional or unconditional) is signed to allow the Option Holders an opportunity to exercise their Options, being at least 5 business days before the date on which such agreement is signed.

6.5	Any Option Holder who intends to exercise his Option immediately before the Sale shall within the period specified by the Directors serve a Conditional Exercise Notice on the Company specifying:

6.5.1	the number of Shares over which the Option Holder wishes to exercise his Option (which shall not in any event exceed the number of Shares in respect of which that Option subsists); and

6.5.2	the minimum price (if any) at which the Option Holder is prepared to sell the Shares which he will acquire on the exercise of the Option to the Purchaser.
6.6	A Conditional Exercise Notice given in accordance with Rule 6.5 may not be withdrawn.

6.7	Subject to Rule 6.10 the service of a Conditional Exercise Notice in accordance with Rule 6.5 shall constitute the Company the Option Holder’s agent for the sale of all the Shares specified in the Conditional Exercise Notice to the Purchaser on terms which are no less favourable than the terms on which the shares are acquired by the Purchaser from the other shareholders of the Company provided that the price at which the Company shall sell the Shares as agent for the Option Holder shall not be less than the price specified in the Conditional Exercise Notice or, if no price is specified, shall exceed the Exercise Price.

6.8	If the Company is able to sell the Shares to the Purchaser in accordance with Rule 6.7 the Directors may appoint any person nominated by them to be the attorney of an Option Holder to sign any agreement and to complete, execute and deliver in the name of and on behalf of the Option holder any stock transfer form and any other documents necessary to transfer the Shares over which the Option is exercised to the Purchaser against payment of the purchase money or other consideration to the Company.

6.9	The Company may receive the purchase money or other consideration on behalf of an Option Holder and give a valid discharge to the Purchaser for it. The Company shall be entitled to deduct and retain out of the purchase money such amounts as may be required to meet any liability of the Option Holder pursuant to rule 10.5 and in the event that non cash consideration is received for the Sale the Company shall be entitled to sell such proportion of the non cash consideration as shall be required to meet the Option Holder’s liability under Rule 10.5.

6.10	Subject to Rule 6.9 above the Company will pay the purchase money or transfer the non cash consideration received by it in respect of the Sale of an Option Holder’s Shares to the Option Holder as soon as reasonably practicable following receipt.

6.11	A Conditional Exercise Notice served in accordance with Rule 6.5 shall not constitute a valid exercise of an Option unless:
6.11.1	there is a Sale; and

6.11.2	the agreement for the Sale provides for a consideration for the Sale of at least the price pet Share specified by the Option holder in the Conditional Exercise Notice or if no such price is specified a price exceeding the Exercise Price.
and if and only if the conditions in Rules 6.10.1 and 6.10.2 are satisfied the Option shall be deemed to have been exercised immediately before the time that a Sale takes place.
6.12	If a Conditional Exercise Notice has been served by an Option Holder but has failed to constitute a valid exercise of an Option, the Company shall repay any monies paid by the Option Holder as the Exercise Price for the Option as soon as reasonably practicable after the Directors become aware that the Sale will not proceed or, if a Sale takes place, as soon as reasonably practicable after the Sale.

7.	Adjustment of options for variation of share capital

7.1	Subject to Rules 7.3 and 7.4 below, on the occurrence of an Issue or Re-organisation the Directors may make such adjustment as it considers appropriate under Rule 7.2.

7.2	An adjustment made under this sub-rule shall be to one or more of the following:-
7.2.1	the number of Shares in respect of which any Option granted under this Plan may be exercised;

7.2.2	the price at which Shares may be acquired by the exercise of any such Option;

7.2.3	where any such Option has been exercised but no Shares have been allotted or transferred pursuant to such exercise, the number of Shares which may be so allotted or transferred and the price at which they may be acquired.
7.3	Except in the case of a capitalisation issue, no adjustment under Rule 7.2 above shall be made without the prior confirmation in writing by the Auditors that it is in their opinion fair and reasonable.

7.4	An adjustment under Rule 7.2 above may have the effect of reducing the price at which Shares may be acquired by the exercise of an Option to less than their nominal value, but, in the case of an Option to acquire Shares by subscription, only if and to the extent that the Directors shall be authorised to capitalise from the reserves of the Company a sum equal to the amount by which the nominal value of the Shares in respect of which the Option is exercised and which are to be allotted pursuant to such exercise exceeds the price at which the same may be subscribed for and to apply such sum in paying up such amount on such Shares; and so that on exercise of any Option in respect of which such reduction shall have been made the Directors shall capitalise such sum (if any) and apply the same in paying up such amount as aforesaid.

7.5	As soon as reasonably practicable after making any adjustment under Rule 7.2 above, the Directors shall give notice in writing thereof to any Option Holders affected thereby.

8.	Expenses

Any expenses of the Company involved in any issue or transfer of shares in the name of any Option Holder or his personal representative(s) or nominee(s) shall be payable by the Company.

9.	Administration

9.1	Any notification or other notice in writing which the Company is required to give, or may desire to give, to any Eligible Employee or Option Holder (or his personal representative(s)) in pursuance of this Plan shall be sufficiently given if delivered to him by hand or sent through the post in prepaid cover addressed to the Eligible Employee or Option Holder (or his personal representative(s)) at the last address known to the Company as being his address. Any certificate, notification or other notice in writing required to be given to the Company shall be properly given if sent to or delivered to the Company at its registered office. Any notification, certificate or other notices sent by post shall be deemed delivered on the second day following the date of posting. All notices documents certificates given by or to an Eligible Employee or Option Holder (or his personal representative(s)) shall be sent at his risk.

9.2	Option Holders (or their personal representative(s)) shall have made available to them copies of all notices and other documents sent by the Company to its holders of shares generally.

10.	General

10.1	The Directors shall at all times ensure that there are sufficient Shares available as may be required to meet the subsisting rights of Option Holders by either ensuring that the Company shall at all times keep available for allotment unissued Shares at least sufficient to satisfy Options under which Shares may be subscribed for and/or to procure that sufficient Shares are available for transfer to satisfy Options.

10.2	The decision of the Directors in any dispute or question relating to any Option shall be final and conclusive, subject to the written confirmation of the Auditors whenever required under the provisions of this Plan.

10.3	Participation in this Plan by an Option Holder is a matter entirely separate from any pension right or entitlement he may have and from his terms or conditions of employment with any Group Member and participation in this Plan shall in no respects whatever affect in any way an Option Holder’s pension rights or entitlement or terms or conditions of employment with any Group Member. In particular (but without limiting the generality of the foregoing words) any Option Holder who leaves employment with any Group Member shall not be entitled to any compensation for any loss of any right or benefit or prospective right or benefit under this Plan which he might otherwise have enjoyed whether such compensation is claimed by way of damages for wrongful dismissal or breach of contract or by way of compensation for loss of office or otherwise howsoever.

10.4	In the event that the Company is admitted to the Official List of the London Stock Exchange or becomes listed on the Alternative Investment Market any subsequent grant or exercise of an Option shall be subject to obtaining any approval or consent required under the provisions of the Listing Rules published by the UK Listing Authority, of the City Code on Takeovers and Mergers, or of any regulations and enactments.

10.5	If the Company or any Participating Company is required to account for any amount of tax, duties or social security contributions (including primary Class 1 and secondary Class 1 National Insurance Contributions) as a result of the grant, exercise or release of an Option granted to an Eligible Employee, the Option Holder shall reimburse the Company or the Participating Company, as the case may be, in respect of the amount of tax, duties and social security contributions (including primary Class 1 and secondary Class 1 National Insurance Contributions) accounted for forthwith and in any event no later than 21 days from the date of grant or exercise of the Option, as the case may be. The Company shall have the right to retain such number of Shares and to sell the same as may be required to meet the Option Holder’s liabilities pursuant to this Rule 10.5.

11.	Alterations

11.1	Subject to Rules 11.2, 11.4 and 11.5 below, the Directors may at any time alter or add to all or any of the provisions of this Plan, or the terms of any Option granted under it, in any respect.

11.2	Subject to Rule 11.3 below, no alteration or addition to the advantage of Option Holders shall be made under Rule 11.1 above without the prior approval by ordinary resolution of the members of the Company in general meeting.

11.3	Rule 11.2 above shall not apply to any alteration or addition which is minor in nature and:-

11.3.1	is necessary or desirable in order to comply with the provisions of any proposed or existing legislation, or to obtain or maintain favourable taxation, exchange control or regulatory treatment of any Participating Company, Group Member or Option Holder, and is not made to Rule 3 above or

11.3.2	is made to benefit the administration of this Plan.
11.4	No alteration or addition to the disadvantage of any Option Holder shall be made under Rule 11.1 above unless:-
11.4.1	the Directors shall have invited every relevant Option Holder to give an indication as to whether or not he approves the alteration or addition, and

11.4.2	the alteration or addition is approved by a majority of those Option Holders who have given such an indication.
11.5	As soon as reasonably practicable after making any alteration or addition under Rule 11.1 above, the Directors shall give notice in writing thereof to any Option Holder affected thereby.

11.6	No alteration shall be made to this Plan if it would thereby cease to be an Employees’ Share Scheme.

12.	Inland Revenue Requests

The Company shall provide to the Inland Revenue (within such time limit as the Inland Revenue directs) any information required by it and an Option Holder shall:-

12.1	promptly provide to the Company such information as it may reasonably request; and

12.2	consent to the Company providing such information concerning him to the Inland Revenue for the purpose of complying with such request from the Inland Revenue.

13.	Termination

The Company in general meeting or the Directors may at any time resolve to terminate this Plan in which event no further Options shall be granted, but the provisions of this Plan shall in relation to Options then subsisting continue in full force and effect.